                                                                   Exhibit 10.39




March 1, 2002
                                                                 VIA FACSIMILIE
US DIAGNOSTIC INC.                                               561-833-1598
250 S. AUSTRALIAN AVE., 9TH FL.
WEST PALM BEACH, FL 33401

Attn.:   Mr. Andy Shaw

Re: LOAN AND SECURITY AGREEMENT DATED FEBRUARY 27, 1997 BY AND BETWEEN US DIAGNOSTIC, INC. ("Borrower") AND DVI BUSINESS CREDIT CORPORATION ("Lender") (as amended from time to time, the "Loan Agreement")

Dear Mr. Andy:

PURSUANT TO SECTION 2.7 OF THE LOAN AGREEMENT, LENDER DESIRES TO EXTEND THE EXPIRATION DATE OF THE LOAN AGREEMENT FROM APRIL 1, 2002 TO JUNE 1, 2002 TO PROVIDE US WITH ADDITIONAL TIME TO REVIEW YOUR CREDIT LINE FACILITY.

By your signature below, you hereby agree to the 60-day extension described above. Lender reserves all of its rights and remedies provided under the Loan Agreement and at law until all amounts owed by Borrower to Lender are paid in full. Please sign below where indicated and fax to my attention at:
949-474-6199. In addition, please execute one original of this document and return to my attention using the enclosed, postage paid envelope.

Should you have any questions with regard to this matter, please contact me at
(949) 474-5817 at your earliest convenience.

Sincerely,

DVI BUSINESS CREDIT CORPORATION




/s/ Alan Young
------------------------------------
     Alan Young, Account Executive

cc:  Mr. Jim Nachreiner, Vice President
     Ms. Missy Massingham, Vice President


ACCEPTED AND AGREED TO BY:

BORROWER:
US DIAGNOSTIC, INC.


By: /s/ Paul Andrew Shaw
    ---------------------------------
Print Name: Paul Andrew Shaw
            -------------------------
Title: EVP & CFO
       ------------------------------
Date: 3-5-02
      -------------------------------